UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2024

DORCHESTER MINERALS, L.P.
(Exact name of Registrant as specified in its charter)

Delaware	000-50175	81-0551518
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3838 Oak Lawn, Suite 300, Dallas, Texas 75219
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (214) 559-0300

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)
☐	Pre‑commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))
☐	Pre‑commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Units Representing Limited Partnership Interest	DMLP	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 12, 2024, Dorchester Minerals, L.P., a Delaware limited partnership (the “Partnership”), entered into a Contribution and Exchange Agreement (the “Contribution and Exchange Agreement”), with West Texas Minerals LLC, a Delaware limited liability company, Carrollton Mineral Partners, LP, a Texas limited partnership (“CMP”), Carrollton Mineral Partners Fund II, LP, a Texas limited partnership, Carrollton Mineral Partners III, LP, a Texas limited partnership, Carrollton Mineral Partners III-B, LP, a Texas limited partnership, Carrollton Mineral Partners IV, LP, a Texas limited partnership, CMP Permian, LP, a Texas limited partnership, CMP Glasscock, LP, a Texas limited partnership, and Carrollton Royalty, LP, a Texas limited partnership (together, the “Contributors”), the terms and conditions of which provide for the Contributors to contribute certain interests in oil and gas properties, rights and related assets (the “Properties”) to the Partnership in exchange for 6,721,144 common units representing limited partnership interests in the Partnership (“Common Units”), subject to adjustment pursuant to a customary title defect process. The Properties consist of mineral and royalty interests in producing and non-producing oil and natural gas properties representing approximately 14,529 net royalty acres located in 14 counties across New Mexico and Texas.

In connection with the consummation of the transactions contemplated in the Contribution and Exchange Agreement, the members of Dorchester Minerals Management GP, LLC, the general partner of the general partner of the Partnership (“DMMGP”), will agree to vote their membership interests in DMMGP in favor of one representative designated by CMP (with the consent of the members of DMMGP, such consent not to be unreasonably withheld, conditioned or delayed) to the Board of Managers of DMMGP to serve on committees established to govern the Partnership (the “Contributor-Appointed Manager); provided that such agreement terminates upon such time that CMP is unable to certify to the Partnership that the Contributors, collectively, hold an aggregate of at least 1,000,000 Common Units. The members of DMMGP anticipate amending the limited liability company agreement of DMMGP prior to consummation of the transactions contemplated by the Contribution and Exchange Agreement to expand the number of managers constituting the Board of Managers to accommodate appointment of the Contributor-Appointed Manager. The appointment of the Contributor-Appointed Manager will not be subject to unitholder approval.

The Contribution and Exchange Agreement includes customary representations, warranties, covenants and indemnities of the Partnership and the Contributors and also provided for the Contributors to pay the Partnership at closing an amount of cash equal to the aggregate amount of cash receipts from or attributed to the Properties that were received by the Contributors on or after July 1, 2024.

No material relationships exist between the Partnership and the Contributors.

The foregoing description of the Contribution and Exchange Agreement is not complete and is qualified in its entirety by reference to the full text of such agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K, and is incorporated into Item 1.01 by reference. The Contribution and Exchange Agreement has been included to provide unitholders with information regarding its terms. It is not intended to provide any other factual information about the Partnership, the Contributors or their respective affiliates. The representations, warranties, and covenants contained in the Contribution and Exchange Agreement were made only for purposes of the Contribution and Exchange Agreement and as of the specific dates set forth therein, were solely for the benefit of the parties thereto, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties thereto instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to unitholders. Unitholders are not third-party beneficiaries under the Contribution and Exchange Agreement and should not rely on the representations, warranties, and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Contribution and Exchange Agreement, which subsequent information may or may not be fully reflected in the Partnership’s public disclosures.

Item 7.01 Regulation FD Disclosure.

On September 16, 2024, the Partnership issued a press release announcing it has entered into two agreements to acquire certain mineral, royalty and overriding royalty interests (the “Press Release”). A copy of the Press Release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Limitation on Incorporation by Reference:

In accordance with general instructions B.2 and B.6 of Form 8-K, the information in this Item 7.01 and Exhibit 99.1 is furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

2.1*
Contribution and Exchange Agreement dated September 12, 2024, by and among Dorchester Minerals, L.P., West Texas Minerals LLC, Carrollton Mineral Partners, LP, Carrollton Mineral Partners Fund II, LP, Carrollton Mineral Partners III, LP, Carrollton Mineral Partners III-B, LP, Carrollton Mineral Partners IV, LP, CMP Permian, LP, CMP Glasscock, LP, and Carrollton Royalty, LP.

99.1	Press release dated September 16, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K, and portions of this exhibit have been redacted in compliance with Item 601(b)(2) and Item 601(a)(6) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DORCHESTER MINERALS, L.P.

Date: September 16, 2024	By:	/s/	Bradley J. Ehrman
Bradley J. Ehrman
Chief Executive Officer

INDEX TO EXHIBITS

Item	Exhibit

2.1*
Contribution and Exchange Agreement dated September 12, 2024, by and among Dorchester Minerals, L.P., West Texas Minerals LLC, Carrollton Mineral Partners, LP, Carrollton Mineral Partners Fund II, LP, Carrollton Mineral Partners III, LP, Carrollton Mineral Partners III-B, LP, Carrollton Mineral Partners IV, LP, CMP Permian, LP, CMP Glasscock, LP, and Carrollton Royalty, LP.

99.1	Press release dated September 16, 2024

*	Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K, and portions of this exhibit have been redacted in compliance with Item 601(b)(2) and Item 601(a)(6) of Regulation S-K.